Finance costs - Summary of detailed information about net finance cost (Details) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Finance income
- Net foreign exchange gains	€ 7,297	€ 120
- Interest income	70	31
Total finance income	7,367	151
Finance expenses
- Interest expense on lease liabilities	(4,214)	(3,647)
- Interest expense on borrowings	(15,502)	(9,492)
- Other	(457)	(199)
Total finance expenses	(20,173)	(13,338)
Total finance costs - net	€ (12,806)	€ (13,187)